Intangible Assets and Deferred Costs - Schedule of Intangible Assets and Deferred Costs (Detail) - USD ($) $ in Thousands	Mar. 31, 2022	Mar. 31, 2021
Cost:
Product and distribution rights, cost	$ 127,766	$ 85,359
Intangible assets and deferred costs, cost	127,766	85,359
Accumulated amortization:
Product and distribution rights, accumulated amortization	80,432	78,593
Intangible assets and deferred costs, accumulated amortization	80,432	78,593
Intangible assets and deferred costs, net	$ 47,334	$ 6,766